SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2007

DOCUCORP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-23829	75-2690838
(State of	(Commission File	(IRS employment
incorporation)	Number)	identification no.)

5400 LBJ Freeway, Suite 300

Dallas, Texas  75240

(Address of principal executive offices)

Registrant’s telephone number, including area code    214-891-6500

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 8.01               Other Events

On January 11, 2007 and in connection with our proposed merger with Skywire Software, we filed a notification form with the Federal Trade Commission and the Antitrust Division of the Department of Justice under Hart-Scott-Rodino Antitrust Improvements Act of 1976.  The expiration or earlier termination of the waiting period under the HSR Act is a condition to the consummation of our proposed merger with Skywire Software.  As of 11:59 p.m. on February 12, 2007, the waiting period under the HSR Act expired.

The stockholders’ meeting to approve the proposed merger is scheduled to occur on February 22, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCORP INTERNATIONAL, INC.

Date: February 13, 2007	By:	/s/ J. Robert Gary
J. Robert Gary
Senior Vice President and Chief Financial Officer